Surplus Reserve	6 Months Ended
Jun. 30, 2025
Surplus Reserve [Abstract]
SURPLUS RESERVE

NOTE 17 — SURPLUS RESERVE

The surplus reserves in the consolidated balance sheets mainly include the Company’s statutory reserve. In accordance with the relevant laws and regulations of the PRC, the Company is required to set aside at least 10% of its respective after-tax net profits each year determined in accordance with PRC GAAP and if any, to fund the statutory reserve until the balance of the reserve reaches 50% of its respective registered capital. The statutory reserve is not distributable in the form of cash dividends and can be used to make up cumulative prior year losses. During the six months ended June 30, 2025 and 2024, no earnings were appropriated to surplus reserve. The statutory reserve of Hongli Shandong amounted to $370,683 and $370,683 as of June 30, 2025 and December 31, 2024.